EXHIBIT 10.45
ATHERSYS, INC.
WAIVER AND AMENDMENT NO. 4
TO
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
This Waiver and Amendment No. 4, dated as of March 8, 2010 (this “Amendment”), to the Amended and Restated Registration Rights Agreement (the “Agreement”) dated as of April 28, 2000, as amended, is by and among ABT Holding Company, a Delaware corporation formerly known as Athersys, Inc. (the “Company”), Athersys, Inc., a Delaware corporation formerly known as BTHC VI, Inc. and the parent of the Company (“Parent”), and the holders of shares of common stock of Parent who previously held shares of capital stock of the Company and from time to time have executed counterparts to the Agreement (collectively, the “Existing Stockholders”).
RECITALS:
WHEREAS, the Company effected a transaction pursuant to which a wholly owned subsidiary of Parent merged with and into the Company, with the Company becoming a wholly owned subsidiary of Parent (the “Merger”);
WHEREAS, pursuant to Section 13(e) of the Agreement, the covenants and the agreements of the Company became the covenants and agreements of Parent in connection with the Merger;
WHEREAS, Parent has filed a registration statement on Form S-3 under the Securities Act of 1933 (the “Securities Act”) registering the offer and sale by Parent of its equity securities, including its common stock, on a continuous or delayed basis pursuant to Rule 415 promulgated under the Securities Act (the “Shelf Registration Statement”); and
WHEREAS, under Section 13(d) of the Agreement, the Agreement may be amended and the Existing Stockholders may waive any rights granted to them under the Agreement.
AGREEMENTS:
NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:
1. Effective as of the date of this Amendment, the Existing Stockholders hereby waive any rights to Piggyback Registration granted under Section 2 of the Agreement to Biotech, the Investors and the Stockholders in connection with the filing of the Shelf Registration Statement by Parent, including, without limitation, any right to receive written notice pursuant to Section 2(a) of the Registration Statement.

2. Effective as of the date of this Amendment, Section 2(c) of Agreement is hereby amended and restated in its entirety as follows:
“(c) Expiration of Piggyback Registration Rights. The “piggyback” registration rights granted under this Section 2 shall expire on January 1, 2010.”
3. All covenants and agreements in this Amendment by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.
4. This Amendment may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together shall constitute one and the same Amendment. It is understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. The execution of this Amendment by each of the Existing Stockholders shall constitute the written consent of such Existing Stockholder to the amendment of the Agreement by operation of this Amendment.
5. This Amendment shall be governed by the laws of the State of Delaware, without reference to its conflict of law principles.
6. Where necessary or appropriate to the meaning hereof, the singular, plural, masculine, feminine and neuter shall be deemed to include each other.
7. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.
8. This Amendment and the Agreement constitute the entire agreement of the parties and there are no other agreements, written or oral, between the parties related to the subject matter of this Amendment and the Agreement.
9. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Agreement.
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IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment No. 4 to the Amended and Restated Registration Rights Agreement of Athersys, Inc. as of the day and year first above written.

ATHERSYS, INC.
By:	/s/ Gil Van Bokkelen
	Name:	Gil Van Bokkelen
	Title:	Chief Executive Officer
ABT HOLDING COMPANY
By:	/s/ William Lehmann
	Name:	William Lehmann
	Title:	President
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*Note: conformed signatures of the stockholders intentionally omitted from this filing